DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Cash and Cash Equivalents (Details) - ARS ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and cash equivalents [Abstract]
Cash and banks	$ 289,630	$ 213,984
UT Cash and banks	159	142
Mutual funds in local currency	2,654,934	8,138,623
Interest-bearing accounts	33,343	214,906
UT Mutual funds	10,880	59,349
Total	$ 2,988,946	$ 8,627,004	$ 13,682,131	$ 39,088,735